Exhibit 4.1

NUMBER PMI	Power Medical Interventions®	SHARES

POWER MEDICAL INTERVENTIONS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 739299 10 5 COMMON STOCK

THIS CERTIFIES THAT	SEE REVERSE FOR
CERTAIN DEFINITIONS

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.001 EACH, OF

POWER MEDICAL INTERVENTIONS, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

POWER MEDICAL INTERVENTIONS, INC. CORPORATE SEAL 2003 DELAWARE
SECRETARY		CHIEF EXECUTIVE OFFICER

© SECURITY-COLUMBIAN     UNITED STATES BANKNOTE CORPORATION

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY:

AUTHORIZED OFFICER

© S.C.B.Co.

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706
711 ARMSTRONG LANE	PROOF OF: SEPTEMBER 18, 2007
COLUMBIA, TENNESSEE 38401	POWER MEDICAL INTERVENTIONS, INC.
(931) 388-3003	TSB 28199 FC
SALES: CHARLES SHARKEY 302-731-7088	OPERATOR: AP
7 / LIVE JOBS / P / Power 28199 FC	NEW

COLORS SELECTED FOR PRINTING: Logo is tiff file and prints PMS 300. Intaglio prints in SC-7 dark blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:        OK AS IS       OK WITH CHANGES         MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
JT TEN	—	as joint tenants with right of survivorship and		under Uniform Gifts to Minors
		not as tenants in common		Act
(State)
TOD	—	transfer on death direction in event of owner’s	UNIF TRF MIN ACT —	Custodian (until age )
		death, to person named on face and subject to		(Cust)
		TOD rules referenced		under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706
711 ARMSTRONG LANE	PROOF OF: SEPTEMBER 18, 2007
COLUMBIA, TENNESSEE 38401	POWER MEDICAL INTERVENTIONS, INC.
(931) 388-3003	TSB 28199 BK
SALES: CHARLES SHARKEY 302-731-7088	OPERATOR: AP
7 / LIVE JOBS / P / Power 28199 BK	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:    OK AS IS    OK WITH CHANGES    MAKE CHANGES AND SEND ANOTHER PROOF

NOTE: TEXT RECEIVED BY MODEM OR E-MAIL IS NOT PROOFREAD WORD FOR WORD.